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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 24, 1999


                  SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                     333-62737                 13-3439681
         --------                     ---------                 ----------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
of Incorporation)                   File Number)            Identification No.)


390 Greenwich Street
New York, New York                                               10013
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(Address of Principal                                          (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (212) 723-6391

Item 7.  Financial Statements, Pro Forma Financial Information And Exhibits.
         ------------------------------------------------------------------

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                   Item 601(a) of
                   Regulation S-K
Exhibit No.        Exhibit No.                       Description
-----------        -----------                       -----------

1                  5.1                               Opinion and Consent of
                                                     Thacher Proffitt & Wood.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.


                                          By:      /s/ Vincent J. Varca
                                                   ----------------------------
                                          Name:    Vincent J. Varca
                                          Title:   Assistant Vice President


Dated: February 24, 1999

                                  EXHIBIT INDEX


                  Item 601(a) of
Exhibit           Regulation S-K
Number            Exhibit No.                     Description
------            -----------                     -----------

1                 5.1                             Opinion and Consent of Counsel